UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2008

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 700 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Resignation of Stanley N. Lapidus as Chief Executive Officer

On August 19, 2008, Helicos BioSciences Corporation (“Helicos” or the “Company”) issued a press release (the “Press Release”) announcing the resignation of Stanley N. Lapidus as Chief Executive Officer of Helicos, effective August 18, 2008.  The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Following resigning as Chief Executive Officer, Mr. Lapidus will remain as Chairman of the Board of Directors of Helicos.

Appointment of Stephen J. Lombardi as Chief Executive Officer and Director

In the Press Release, Helicos also announced the appointment of Stephen J. Lombardi, 53, as Chief Executive Officer and President of Helicos, effective August 18, 2008.  Mr. Lombardi previously served as President and Chief Operating Officer of Helicos.  Mr. Lombardi has served as President since October 2007 and Chief Operating Officer since February 2007. Mr. Lombardi joined Helicos as Senior Vice President of Sales and Marketing in June 2006. Prior to joining Helicos, Mr. Lombardi spent four years as a Senior Vice President at Affymetrix, Inc., serving as an executive in its Corporate Development, Product R&D and Marketing divisions. From 1986 to 2002, Mr. Lombardi was employed by Applied Biosystems, a division of Applera Corporation, most recently as Senior Vice President of Applications and Products.

In connection with Mr. Lombardi’s appointment as Chief Executive Officer, Helicos entered into an Offer Letter, dated August 19, 2008 (the “Offer Letter”), substantially in the form attached hereto as Exhibit 10.1.  Under the Offer Letter, Mr. Lombardi will receive a salary increase from $341,250 per year to $375,000 per year.  In addition, on August 19, 2008, the Board of Directors granted Mr. Lombardi an option under the Company’s 2007 Stock Incentive Plan to purchase 150,000 shares of common stock, par value $0.001 per share, of the Company.  25% of the shares subject to the option will vest on August 18, 2009 and the remaining shares will vest monthly, in equal installments, over the following three years.

The above summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

In connection with Mr. Lombardi’s appointment as Chief Executive Officer, Helicos also entered into an Amended and Restated Change in Control Agreement, dated August 19, 2008 (the “Lombardi Change in Control Agreement”), substantially in the form attached hereto as Exhibit 10.2.

Under the Lombardi Change in Control Agreement, the Company has an obligation to make payments to Mr. Lombardi upon a termination event following a change in control.  A termination event under the Lombardi Change in Control Agreement includes, among other things, termination of the executive’s employment by the Company without cause or a termination by the executive as a result of a reduction in his annual compensation or benefits, a significant diminution of his or her responsibilities or a more than 50 mile relocation of his primary business location.

If such termination event occurs within 12 months following a change in control, the Company is obligated to provide for a payment equal to

•         one and one-half of Mr. Lombardi’s annual base salary in effect immediately prior to the termination event, or prior to the change in control if higher; and

•         the average annual bonus paid to him over the two fiscal years (or such shorter period to reflect actual length of service) immediately prior to the change in control;

The Lombardi Change in Control Agreement further provides that Mr. Lombardi may continue to participate in group health and dental programs offered to the Company’s employees for 18 months following the termination event, subject to certain limitations described in the Lombardi Change in Control Agreement. The Lombardi Change in Control Agreement also provides for full acceleration of any outstanding stock options or stock-based awards upon a termination event within 12 months of a change in control.  All payments under the Lombardi Change in Control Agreement are subject to reduction as may be necessary to avoid certain tax consequences.

The above summary of the Lombardi Change in Control Agreement does not purport to be complete and is qualified in its entirety by reference to the Lombardi Change in Control Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Concurrent with the above described appointment on August 18, 2008, the Company’s Board of Directors elected Mr. Lombardi to serve as a member of the Board of Directors, effective immediately. Mr. Lombardi will serve as a Class I Director whose initial term will expire at the annual meeting of stockholders held in 2011.  The Board has not yet determined what committees, if any, Mr. Lombardi may serve on.  There are no arrangements or understandings between Mr. Lombardi and any other persons pursuant to which Mr. Lombardi was selected as a director and Chief Executive Officer. Mr. Lombardi will enter into the Company’s standard form Indemnification Agreement, filed as Exhibit 10.10 to the Company’s registration statement on Form S-1 (333-140973), which was declared effective on May 24, 2007. There are no transactions, or proposed transactions, to which the Company is or was to be party and in which Mr. Lombardi had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.  Except for the above described Offer Letter and Lombardi Change in Control Agreement, there are no related party transactions between the Company and Mr. Lombardi reportable under Item 404(a) of Regulation S-K. There are no family relationships among Mr. Lombardi and any other directors or officers of Helicos.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

10.1	Offer Letter between the Company and Stephen J. Lombardi, dated as of August 19, 2008

10.2	Amended and Restated Change in Control Agreement by and between the Company and Stephen J. Lombardi, dated as of August 19, 2008

99.1	Press Release of the Company, dated as of August 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Stephen P. Hall
Date: August 20, 2008	Name: Stephen P. Hall
Title: Senior Vice President and
Chief Financial Officer

Exhibit Index

10.1	Offer Letter between the Company and Stephen J. Lombardi, dated as of August 19, 2008

10.2	Amended and Restated Change in Control Agreement by and between the Company and Stephen J. Lombardi, dated as of August 19, 2008

99.1	Press Release of the Company, dated as of August 19, 2008